Exhibit 99.1

CMS ENERGY

BMO Utility Conference

December 4, 2013

Cross Winds Energy Park

Gas Combined Cycle Plant

Consumers Smart Energy Program

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

CMS Energy Strategy . . . . CMS ENERGY

Raised 2013 guidance, introduced 2014

Capital investment in utility $15 billion

Competitive payout ratio (60%-70%)

Continuous cost improvement

Base rates at or below the “rate of inflation”

Constructive regulatory environment

Consistent

financial

performance

Fair and timely

regulation

Utility investment

Customer value

Safe, excellent operations

. . . . dynamic, data driven, breakthrough performance.

CMS Energy MODEL . . . . CMS ENERGY

RESULTS

Consistent Predictable

Self-Imposed Limits

Sustainable Base Rates < 2% Inflation

Investment “Needed Not Wanted”

Investment

Ten Year - $15 Billion

Small, bite size projects

None “bet the company”

Catalysts

Capex >$15 billion

PPA’s expire = 2,000 MW Credit rating

Sales <1%

Capacity price increases ROA elimination

. . . . benefits customers AND shareowners.

Catalysts .. . . . CMS ENERGY

Catalyst

Capex > $15 Billion

PPA’s Expire 2,000 MW

Credit Ratings Stable

Sales < 1%

Capacity Prices Increase

ROA Elimination 10% -> 0%

Potential Outcomes

Opportunities provide flexibility for more

capital investment

Build or buy generation; earns return to rate

base; customer rate neutral

On review for upgrade by Moody’s

Conservative planning may create capex

headroom

DIG becomes more valuable; adds to future

earnings

700 MW capacity needed; allows for $150

million industrial incentives

. . . . provide future opportunities to position us even better.

CATALYST: Visible, 10-Year Investment Plan . . . . CMS ENERGY

2013-2022

10-Year Plan

Opportunity Level

$15 Billion

New generation capacity

PPA replacement

ROA customer return Post-2015 renewables More gas storage More gas conversions Transmission Faster pole & pipe replacement

$18 Billion

Customer base rates <2%

>3%

X

. . . . needed not wanted.

Investment Supports Growth . . . . CMS ENERGY

Amount

(bils)

$1.8 $5 $7 $8

1.6

1.4 Renewables New Generation:

1.2 New Generation PPA’s Expire

1.0 Environmental Gas

0.8 Gas

0.6 Smart Energy Electric Reliability

0.4

0.2 Maintenance

0

2008 - 2012 2013 - 2017 2018 - 2022

. . . . for next ten years - needed, not just wanted.

Gas Infrastructure . . . . CMS ENERGY

Gas System

#4 largest gas utility

50,000 miles of main & pipe

1,700 miles of transmission lines

300 bcf gas storage

3.5% of all gas storage in U.S.

Investment

Amount

(bils)

$ 2.5 $2.4

$2.2

2.0

1.5 $1.4

1.0

0.5

0

2008 - 2012 2013 - 2017 2018 - 2022

. . . . provides investment opportunities.

Transmission Opportunity. . . . CMS ENERGY

Exited transmission in 2002

Opportunity to reclassify and register as transmission owner / operator

2013 2014 2015 2016

Notified Reliability First Corporation of plans to register as owner / operator

Plan to file reclassification cases at MPSC and FERC

Opportunity to register as owner / operator

. . . . better for our customers.

Visible Investment: Future Opportunities. . . . CMS ENERGY

MW

10,000 9,000 8,000 7,000 6,000 0

2013 2015 2017 2019 2021 2023 2025

Capacity Shortfall

Classic 7 Suspended

Palisades PPA Termination

MCV PPA Termination

2016 Classic 7 coal plants suspend operations

2017 Gas plant to be added

2022 Palisades PPA terminates

2025 MCV PPA terminates

CE Portfolio

Smart Energy, EO, Interruptibles

Total Peak Demand Plus Reserves

Net Peak Demand Plus Reserves

. . . . PPA replacements with new capacity.

CATALYST: Expiring PPAs. . . . CMS ENERGY

Benefits

Power Supply Cost

(bils)

Palisades MCV All Other

$1.2 1.0 0.8 0.6 0.4 0.2

2021 2022 2023 2024 2025 2026

Palisades expiration

$1.0 $0.8 $0.6 $0.4

MCV expiration

$0.6 $0.4 $0.3 $0.3

Opportunities

Replace PPA contracts with owned generation

Provides incremental rate base (and earnings potential) with no impact to customer rates

. . . . will provide investment headroom.

CATALYST: Credit Rating. . . . CMS ENERGY

Scale

S&P / Fitch Moody’s S&P Moody’s Fitch

A A2

A- A3 Consumers Secured

BBB+ Baa1

BBB Baa2

BBB- Baa3

BB+ Ba1

CMS Unsecured

BBB- Baa3

BB+ Ba1

BB Ba2

BB- Ba3

B+ B1

B B2

B- B3

Present

Prior

2002

Outlook

Stable

Review for Upgrade

Positive

Impact New Cost Savings

Total Company

2013 Savings

(mils)

Financing $1

Revolvers 1

Total 2013 $2

Annual Savings

Future by 2017 $8

. . . . under review by Moody’s for upgrade.

CATALYST: Economic Growth. . . . CMS ENERGY

Examples of New Business

Electric Gas Combination

Eco-Bio Plastics 3 MW

Betz Industries 8 MW

Enbridge 28 MW

Dart Container 2 MW

Magna-Cosma Casting 4 MW

Norplas 5 MW

Secant 7 MW

MACI 6 MW

Economic Indicators

Grand Rapids Michigan U.S

Unemployment August 2013 6% 9% 7%

GDP (real) 2010 thru 2012 14 11 7

Population 2010 Census thru July 2012 2 0 2

Industrial Sales

CMS U.S. Utilities

6% 2% <1% -5% -6%

2008-2009 Recession

2010-2012 Recovery

2013-17 Plan Assumptions

. . . . in Consumers territory even better, but we plan conservatively.

CATALYST: Capacity Price Increases. . . . CMS ENERGY

Today (mils)

Future Scenarios (mils)

+$50 +$30

$5 $35 $55

Capacity price

$0.50 $4.50 $7.50

($1 kw per month)

. . . . could add value to the 700 MW “DIG” plant.

CATALYST: Retail Open Access. . . . CMS ENERGY

310 Alternate Electric 0.02%

Customers

1.8 Million Consumers Energy

Customers = 99.98%

$150 million cost shift

Could lower industrial

rates by 10% or all

customers by 4%

700 MW of additional

capacity needed

Creates additional

opportunities to invest

in generation

. . . . elimination allows for industrial incentives.

Trend of O&M Cost Savings. . . . CMS ENERGY

Percent Change

25%

Inflation

-21%

Cost

Reductions

0

Prior Plan

-9%

Accelerated Cost

Reductions -6%

New Plan -15%

-25%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Lines smoothed for illustrative purposes

. . . . .. accelerated; funding investment and reducing risk.

Continuous Cost Reduction. . . . CMS ENERGY

Future Savings

2017 vs 2012

(mils)

Fuel mix $25

Benefits 75

Less Expensive New 75

Hires & Lower Headcount

Consumers Smart Meter 20

Inflation (100)

Performance Excellence 30+

2017 vs 2012 $125

How - Two Examples

Fuel Mix MW Employees

2016 Retire Coal - 900 - 300

2016 Add GCC + 700 + 20

Total -200 - 280

Future Savings (mils) $25

Benefits Future Savings Annual

(mils)

2002-2012 Actions completed $25

2013 EGWP, OPEB & other 50

Future savings $75

Opportunity: Discount Rates $20

. . . . a way of life at CMS.

CMS Mindset. . . . CMS ENERGY

Adjusted EPS

(non-GAAP)

+13¢

2012

2012 Hot

Summer

Guidance +7%

2012 2012

Warm Cost

Winter Saving

2012

-13¢

. . . . deliver for customers AND investors.

CMS Mindset. . . . CMS ENERGY

Adjusted EPS

(non-GAAP)

2013 +13¢ 2012

2012 Hot

Summer

2013 Cold +7%

Winter & Reinvested

Cost Savings earlier

Guidance

2012 2012

Warm Cost

Winter Saving

-13¢

. . . . deliver for customers AND investors.

Mindset....

CMS ENERGY

10-Year Actual $1.65-$1.66

7% CAGR

$1.78

5%-7%

Peers 4%

$1.73

$1.55

$1.36

$1.45

$1.26

$1.21b

$1.08

6%

$1.02

5%-7%

$0.96

14%

27%

$0.90

$0.81

Int’l Sale

$0.84

32%

39%

80%

20

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Future

Dividend Payout 0%

25% 30% 40% 49% 58% 62% 62% 60%-70%

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

....drives consistent “real” growth.

20 36 50 66 84 96

APPENDIX

Need New Gas Plant....

CMS ENERGY

Customers

Investors

Capacity needed

Unaffected:

Seek best deal

Flexible 10-year, $15 billion capex plan

Build or buy

Thetford Build

Air permit

CON filed

CON granted

July 12

July 26

April 8

Alternative – Asset Purchase

RFP issued

September 30

Today

. . . . purchase if better for customers; investors unaffected.

Michigan Economy Performance. . . . CMS ENERGY

Gross Domestic Product – 2010 through 2012

WA 8.1 MT 6.7 ND 31.0

MN 8.2

5th Best

OR 13.8

ID 2.1

SD 4.7

WI 5.9

11%

ME 2.7 VT NH

(3.5) WY

IA 6.6

MI 11.0

NY 8.2 6.1 MA

NE 7.4

6.6 7.9 IL PA

NV UT CO 5.9 IN

OH 5.9 NJ CT RI 2.9

8.7 6.2 KS MO 12.3 7.3 MD

3.1 1.0 2.4 7.3 4.3 KY WV

VA 7.5 DE 8.7 CA 8.6 6.1

1.4 OK TN 5.0

NC DC 4.7 AR 8.4 5.7

AZ NM 4.6 5.6 4.2 0.7

SC MS AL GA 7.6

TX LA 3.2 5.0 5.7 13.0 4.6

FL HI AK 3.6 Highest quintile

6.9 1.2 Fourth quintile

Third quintile

U.S. Total = 6.7%

Second quintile

Lowest quintile

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 - 2011 revised, 6/6/13

. . . . among the best in the nation.

Continuous Cost Reduction. . . .

CMS ENERGY

2012 over 2006 Electric Non-fuel O&M Cost

Peer Average up 6%

-0.4% Consumers

Source: SNL data service

How – One Example

Headcount

7,600

7,200

$100k

Each

600

$60k

1,000 Each

2010 2012

People Productivity = $64 Million

. . . . . part of CMS mindset.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT
AS OF 10/31/2013

Reflects quarterly securitization bond payment 10/20/13; no other changes from 09/30/13

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
F	U	SHORT-TERM	$172,498	
			$172,498	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
LONG-TERM DEBT:				
F	U	09/30/15	$250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$425,000	
F	S	08/15/16	$350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	180,000	$180MM Term Loan (CMS)
			$530,000	
F	S	02/15/17	$250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
V	S	12/21/17	25,000	Barclays Revolver (CMS)
			$625,000	
F	U	02/15/18	$250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
			$747,700	
F	S	03/15/19	$350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
F	S	08/15/23	325,000	3.375% FMBs (CECo)
F	S	12/16/24	51,500	Delayed Draw Private Placement 3.19% FMBs (CECo)
F	S	12/15/27	35,500	Delayed Draw Private Placement 3.39% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
F	S	12/15/42	263,000	Delayed Draw Private Placement 4.31% FMBs (CECo)
F	S	05/15/43	425,000	3.95% FMBs (CECo)
F	U	03/31/43	250,000	4.70% Sr Notes (CMS)
			$4,435,000	
			$6,935,198	**SUBTOTAL**
		Various Maturity Dates/No Maturity Date Available:		
			$91,809	CECo Securitization Bonds after 10/20/13 payment
			160,740	CECo Capital lease rental commitments as of 09/30/13
			575,168	EnerBank Discount Brokered CDs as of 09/30/13 (CMS)
			-10,310	CMS Net unamortized discount as of 09/30/13
			-3,031	CECo Net unamortized discount as of 09/30/13
			$7,749,575	**GRAND TOTAL**

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

24

Operating Cash Flow Grows $0.5 Billion. . . .

CMS ENERGY

Amount

(bils)

Gross operating cash flowa up $0.1 billion per year

Up $0.5 Billion

$2.5 2.0 $1.6 $1.7 $1.8 $1.9 $2.0 $2.1 $2.2

1.5 Interest $1.3 $1.4 $1.5

Working capital and taxes

1.0 0.5 Investment .0 (0.5)

a Non-GAAP

Cash flow before dividend

2012 2013 2014 2015 2016 2017 2018

NOLs & Credits

$0.7 $0.7 $0.4 $0.5 $0.3 $0.2 $0.1

. . . . credit ratings upgraded.

Capital Expenditures CMS ENERGY

Total

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2013-2022

(mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils)

Renewables $ 85 $ 164 $ 9 $ - $ - $ - $ - $ - $ - $ - $ 258

New Generation 68 189 396 288 21 130 250 365 305 355 2,367

Environmental 314 239 169 122 114 110 105 100 80 25 1,378

Gas 172 244 254 214 113 120 245 250 285 290 2,187

Smart Energy 69 82 52 69 103 95 120 - - - 590

Electric Reliability 143 110 120 117 147 170 225 230 235 240 1,737

Maintenance 601 636 661 598 594 675 705 725 745 770 6,710

Total $ 1,452 $ 1,664 $ 1,661 $ 1,408 $ 1,092 $ 1,300 $ 1,650 $ 1,670 $1,650 $ 1,680 $ 15,227

$7 Billion $8 Billion

GAAP RECONCILIATION

CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42

After-tax items:

Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 0.00 0.17

Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01)

Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) *

Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03)

Asset impairment charges, net - - 1.82 0.76 0.60 - - - - -

Cumulative accounting changes 0.16 0.01 - - - - - - - -

Adjusted earnings per share, including MTM - non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21(a) $1.26 $1.36 $1.45 $1.55

Mark-to-market impacts 0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM - non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2012 2013 2014 2015 2016 2017 2018

Consumers Operating Income + Depreciation & Amortization $1,635 $1,729 $1,775 $1,830 $1,925 $2,020 $2,165

Enterprises Project Cash Flows 17 20 29 36 31 39 39

Gross Operating Cash Flow $1,652 $1,749 $1,804 $1,866 $1,956 $2,059 $2,204

Other operating activities including taxes, interest payments and working capital (411) (399) (354) (316) (706) (709) (754)

Net cash provided by operating activities $1,241 $1,350 $1,450 $1,550 $1,250 $1,350 $1,450